INVESTOR PRESENTATION

June 2019

JERNIGAN CAPITAL
6410 Poplar Ave, Suite 650
Memphis, TN 38119

SAFE HARBOR DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and other federal securities laws. Such statements relate to our future performance, future book value, rates of return, ability to obtain future financing, including our ability to increase the capacity under our credit facility, the internalization process, exit capitalization rates, our use of capital, the timing of our investment cycle, future deliveries of new self-storage facilities in United States markets, the expected timing of completion of projects we finance, our ability to acquire wholly-owned assets, future profits from investments, our future stock price, our dividends to our common stockholders and the holders of our Series A and Series B Preferred Stock, our investment pipeline, our anticipated investment closings, future funding of existing investment commitments, and components of our full-year 2019 earnings guidance. The ultimate occurrence of events and results referenced in these forward-looking statements is subject to known and unknown risks and uncertainties, many of which are beyond our control. Such risks include our ability to obtain additional liquidity to fund our investment pipeline, our ability to make distributions at expected levels, the potential impact of interest rate fluctuations, the uncertainty as to the value of our investments, the lack of liquidity in our investments and whether we can realize expected gains from our equity participation interests. These forward-looking statements are based upon our present intentions and expectations, but the events and results referenced in these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. There can be no assurance that our expectations of the future performance of our investments will be achieved. This information provided herein is as of this date, and we undertake no duty to update any forward-looking statements contained herein. For a discussion of these and other risks facing our business, see the information under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2018 and in other filings we make with the Securities and Exchange Commission ("SEC") from time to time, which are accessible on the SEC's website at www.sec.gov.

This presentation contains statistics and other data that has been obtained from or compiled from information made available by third parties. We have not independently verified such statistics or data.

Unless otherwise indicated, all metrics presented herein are as of March 31, 2019.

OUR MISSION

Jernigan Capital provides debt and equity capital to private developers, owners and operators of self-storage facilities with a view toward eventual outright ownership of facilities we finance. Our mission is to maximize shareholder value by accumulating a multi-billion dollar investment portfolio consisting of the newest, most attractive and best located self-storage facilities in the United States through a talented and experienced team demonstrating the highest levels of integrity, dedication, excellence and community.

OUR TICKER SYMBOL

NYSE / JCAP

RECENT EVENTS

THE FOLLOWING OCCURRED TO-DATE 2019:

- **1/28/2019:** The Company's joint venture with Heitman purchased 100% of the developers' interests in the LLCs that own the Atlanta 1, Jacksonville, Atlanta 2, and Denver development property investments for an acquisition price of $12.1 million. The SL1 Venture now wholly-owns the self-storage facilities underlying these investments.
- **3/1/2019:** The Company closed on a development investment with a commitment amount of $18.8 million in Staten Island, New York.
- **3/8/2019:** The Company acquired the developer's interest in the JCAP-financed self-storage development located in New Haven, Connecticut. With this acquisition, the Company now has 100% ownership of eight on-balance sheet self-storage facilities.
- **3/15/2019:** The Company closed on a development investment with a commitment amount of $2.9 million in Stamford, Connecticut.
- **4/18/2019**: The Company closed on a development investment with a commitment amount of $23.5 million in Long Island, New York.
- **5/8/2019**: The Company closed on a development investment with a commitment amount of $21.0 million in Brooklyn, New York.

KEY HIGHLIGHTS

- Management Agreement between JCAP and the Manager sets forth a process for internalization that begins no later than October 3, 2019 – that process has been well described in public filings.
- If internalization occurs, the internalization price will be a negotiated value, payable 100% in operating partnership units of JCAP's operating partnership.
- Management Agreement provides a fair and independent process led by independent directors and advisors and designed to produce a win-win for JCAP stockholders and the Manager.
- JCAP stockholders have final say through a stockholder vote.
- As described in our public filings, the internalization is subject to a number of conditions and negotiations between the Manager and JCAP's independent directors.

INVESTMENT HIGHLIGHTS

Compelling Investment Economics

- Solely focused on self-storage – top performing real estate sector in total shareholder return since 1994[(1)]
- Core Investment Structure – 6.9%+ fixed return and profits interest = high IRRs, strong earnings and value growth
- RoFRs ("Rights of First Refusal") and motivated sellers create opportunities to acquire developers' interests in existing projects at attractive development yields; 12 buyouts completed through 5/26/2019

High Quality Platform with Demonstrated Expertise

- 74 current investments totaling ~$915 million – $782 million on balance sheet and $133 million in joint venture with Heitman ("Heitman JV")[(2)]
- Dedicated team with extensive knowledge of and relationships within the self-storage industry
- Disciplined investment process; closed on only ~9% of the investments evaluated since IPO[(3)]
- Scalable corporate platform and best-of-class third party management by powerful REIT platforms – e.g. CUBE, EXR, LSI

Significant Identified and Potential Growth Opportunities

- $250+ million pipeline of investments in underwriting
- Increasing short-term opportunity to acquire full ownership of existing projects as majority of JCAP-financed projects are completed and are in lease-up
- Bridge and other creative financing structures provide additional acquisition opportunities in addition to accretive earnings growth opportunities

Flexible Capital Structure Supports Strong Future Growth

- Demonstrated access to capital for external growth via public offerings of common and preferred stock, private preferred stock, ATM programs, credit facility, secured term loans, senior participations and joint venture transactions
- Identified sources of capital to fund all current commitments
- Strong ownership by senior executives and board (~7%) and institutions (~69%)[(4)]

(1) Source: Nareit. | (2) Represents closed loan commitments and wholly-owned property investments as of 5/26/19, excluding closed investments that have been repaid. | (3) Represents closed loan commitments and wholly-owned property investments as of 5/26/19, including closed investments that have been repaid. | (4) As of 3/31/19.

EXPERIENCED AND ALIGNED SENIOR MANAGEMENT TEAM

~7% MANAGEMENT AND BOARD OWNERSHIP CREATES SIGNIFICANT ALIGNMENT OF INTERESTS



Dean Jernigan

Executive Chairman of the Board

- 32+ years in the self-storage industry
- Invested over $3 billion of capital in the self-storage industry
- CEO of CubeSmart from 2006 to 2013
- Chairman and CEO of Storage USA from 1984 to 2002
- Member of Nareit's Board of Governors from 1995 to 2002
- Member of Nareit's Executive Committee from 1998 to 2002



John Good

Chief Executive Officer

- President and COO of Jernigan Capital from June 2015 until October 2018; IPO counsel to Jernigan Capital
- 28+ years of experience with national corporate / securities law firms
- Former corporate and securities counsel to CubeSmart
- Ranked by Chambers USA as a leading lawyer to the REIT industry and has been active in Nareit since 1994



Jonathan Perry

President & Chief Investment Officer

- 20+ years in the self-storage industry
- CIO of CubeSmart, leading over $3.5 billion of self-storage investments
- Worked in various finance and real estate positions at Storage USA and its successor GE Capital Real Estate



Kelly Luttrell

Senior Vice President & Chief Financial Officer

- 15+ years in accounting, including 11 years in Ernst & Young's assurance practice
- Extensive experience with multiple equity and debt transactions for publicly-traded companies ranging from small cap companies to Fortune 100 companies
- Served in a leadership role for several years on large multi-family REIT engagement



David Corak

Senior Vice President, Corporate Finance

- 6+ years of sell-side research experience at Stifel Financial Corp. and B Riley FBR covering the self-storage sector amongst other REIT sectors
- 2+ years of banking experience at PNC Financial Services
- CFA® Charterholder

JCAP'S COMPETITIVE ADVANTAGE

CREATIVE INVESTMENT STRUCTURES PROVIDE ONE-STOP SHOP

- Development financing of up to 97% loan-to-cost ("LTC"). Banks offer 60% to 65%
- JCAP can offer flexible financing structures on both development projects and projects in lease-up
- Developer freed of burden to raise capital from multiple sources
- Unitranche JCAP pricing (coupon + profits interest + RoFR) is highly competitive compared to pricing of component parts

NON-RECOURSE

- JCAP capital is non-recourse to the developer (except for certain carve outs)

SELF-STORAGE EXPERTISE AND FOCUS

- JCAP adds value as a storage expert that can assist in avoiding costly common mistakes, such as selecting poor sites in saturated submarkets and selecting subpar property managers who do not drive occupancy or effectively manage revenue and / or operating expenses

RELIABLE EXIT OPTION

- JCAP is a reliable exit option for developers – operating partnership units provide tax efficient means for developer exit



MIAMI 1 | 490 NW 36TH Street Miami, FL 33127



JACKSONVILLE 2 | 45 Jefferson Road Jacksonville, FL 32225

ATTRACTIVE RISK-ADJUSTED RETURNS THROUGH EQUITY PARTICIPATION

DEVELOPMENT INVESTMENTS

Ground-up Construction | Major Redevelopment

PRIMARY INVESTMENT STRATEGY

- Focus on programmatic self-storage development of Generation V facilities in top-tier markets
- Partner with experienced developers who desire a reliable, highly-experienced and fair capital partner:
  - High character, financial stability and proven track record for picking great sites
  - Known to JCAP management
  - Loyalty
- Target projects expected to generate mid-to-high teens unlevered IRR[(1)]
- RoFR or developer buyout allows JCAP long-term ownership at above-market long-term yields

TYPICAL INVESTMENT TERMS

- 90% to 97% LTC
- 6 year term
- RoFR
- Equity & cash flow participation
- 10% to 30% funded at origination; balance funded over 15 to 24 months

(1) Projected IRR range assumes the following: 3 to 5 year lease-up period, an 8.0% to 9.0% development yield, a 5.5% exit cap rate and a sale at stabilization.

DEVELOPMENT PROJECT INVESTMENT TIMELINE

- Below is a timeline for a typical development project. JCAP investment targets include:
  - Targeted investment yield of at least 300bps above prevailing stabilized cap rate
  - Investment equal to 90-97% of total cost with fixed interest rate of 6.9%
  - 49.9% profits interest and RoFR
  - 1.0% origination fee

  TOTAL FAIR VALUE GAIN = (STABILIZED VALUE - TOTAL COST) X 49.9%


Construction Start → Stabilization
~4 to 7 YEARS
Investment Closing
Construction Completion
Stabilization
Term Sheet to Closed Investment
Facility Construction
(~90% of JCAP commitment funded by construction completion)
Lease-up Period
(Remaining ~10% of JCAP commitment funded over first 12 to 18 months of lease-up)
2 to 4 MONTHS
16 to 24 MONTHS
Fair value accounting recognition of 1/3 estimated profit between 40% completion and substantial completion
3 to 5 YEARS
Fair value accounting recognition of balance of estimated profit over remaining term of investment using DCF method
Cumulative % of Total Fair Value Gain Recognized
~33%
~45% to 50%
100%

PREDICTABLE DIVIDEND THAT TRACKS VALUE CREATION

- Since the beginning of 2016, cumulative adjusted earnings have exceeded cumulative distributions to common stockholders – dividend is economically covered
- Tax efficient cash return to shareholders while portfolio value and book value grow
- Consistent quarterly dividend of $0.35 per share is preferable to lumpy distributions dependent on asset sales and realized gains

HISTORICAL DILUTED ADJUSTED EPS AND COMMON DIVIDENDS(1)(2)


3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
1.6x
2.8x
2.6x
2.0x
0.6x
1.6x
1.0x
0.7x
1.0x
1.8x
2.1x
3.0x
1.5x
1.7x
1.3x
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
1Q16-1Q19
2019E
AEPS Coverage

(1) Quarterly diluted adjusted earnings per common share per filings. For the definition of adjusted earnings per share and a reconciliation against net loss attributable to common stockholders, see our Annual Report on Form 10-K for the year ended December 31, 2018, our Quarterly Reports for the quarters ended March 31, 2018, June 30, 2018, September 30, 2018, December 31, 2018, and March 31, 2019, respectively, and our earnings release furnished on May 1, 2019. | (2) 2019E diluted adjusted earnings per common share per midpoint of full year 2019 guidance released on May 1, 2019.

SELECTIVE UNDERWRITING

STRINGENT UNDERWRITING PROCESS BASED ON MANAGEMENT'S EXTENSIVE EXPERIENCE AND SUCCESSFUL TRACK RECORD INVESTING IN SELF-STORAGE


$11.1 billion
INVESTMENTS REVIEWED
$1.4 billion
TERM SHEETS ISSUED
$1.0 billion
SIGNED TERM
SHEETS

$983 million (~9% of Evaluated)
CLOSED INVESTMENTS[1]

(1) Represents closed loan commitments and wholly-owned property investments as of 5/26/19, including closed investments that have been repaid.

PORTFOLIO HIGHLIGHTS

- Investments in a portfolio of newly built, multi-story, climate controlled, Class-A self-storage facilities primarily located within the best submarkets of the top 50 MSAs
  - 97% of facilities located within the top 50 MSAs; 84% located within the top 25 MSAs[1]
- Target submarkets are characterized by strong projected population growth and below average self-storage supply
- Seek submarkets positioned for high return self-storage development
  - High density, population growth and household incomes
  - Concentration of renters (particularly millennials)

GEOGRAPHIC DIVERSIFICATION[2][3]


Denver
4%
Boston
4%
Minneapolis
4%
Los Angeles
4%
Jacksonville
4%
Orlando
4%
Atlanta
12%
New York City
17%
Miami
20%
Other
27%

EXPOSURE TO TOP MSAs[2]


100%
80%
60%
40%
20%
0%
84%
97%
Top 25
Top 50

Note: Percentages and Company's market average are weighted based on committed total investment amounts. | (1) Source: Census Bureau. | (2) As of 5/26/2019. | (3) Other markets include Austin, Baltimore, Charlotte, Columbia, Fort Lauderdale, Houston, Kansas City, Knoxville, Louisville, Milwaukee, New Haven, New Orleans, Philadelphia, Pittsburgh, Raleigh, Stamford, Tampa, and Washington, DC.

ATTRACTIVE INVESTMENT PORTFOLIO

$915 MILLION COMMITTED[1] / 74 INVESTMENTS[1]

- Eight wholly-owned self-storage facilities
- 49 on-balance sheet development investments
- 11 assets in Heitman Joint Venture (all in lease-up)
  - Four wholly-owned by the venture[2]
- Five bridge investments (all in lease-up)
- One construction loan

INVESTMENTS BY TYPE[3]


74%

- Development: 74%; $677.6 million
- Bridge: 9%; $83.3 million
- Wholly-Owned: 15%; $136.0 million[4]
- Construction: 2%; $17.7 million

TOTAL PORTFOLIO STATISTICS

- 23 facilities open for at least one full leasing season[5]
  - 68.7% average occupancy after 25 months open[6]
  - 320 bps above underwritten expectation[6]
- ~68% of current development investments expected to be completed by 12/31/2019

STATUS OF INVESTMENTS


13%
11%
30%
23%
21%

- 2016: 13%; $114.7 million delivered
- 2017: 11%; $99.3 million delivered
- 2018: 30%; $278.4 million delivered
- 2019E: 23%; $207.1 million expected to deliver
- 2020E: 21%; $194.1 million expected to deliver
- 2021E: 2%; $21.0 million expected to deliver

Notes: Percentage of portfolio based on committed total investment amounts. Portfolio overview statistics exclude pipeline investments, including those with executed term sheets. | **(1)** Represents closed loan commitments and wholly-owned property investments as of 5/26/19, excluding closed investments that have been repaid. | **(2)** On 1/28/2019, the Company's real estate venture with Heitman, in which the Company has a 10% interest, purchased 100% of the developers' interests in the LLCs that own the Atlanta 1, Jacksonville, Atlanta 2, and Denver development property investments for an acquisition price of $12.1 million. The SL1 Venture now wholly-owns all of these self-storage facilities. | **(3)** JCAP maintains equity participation on development and bridge investments only. | **(4)** Represents developers' interests acquired and loan balance outstanding at the time of acquisition. Includes $87.7 million on-balance sheet with the remainder representing the SL1 Venture's four wholly-owned assets. | **(5)** Represents properties opened on or before May 1, based on management's self-storage experience. | **(6)** As of 5/26/19. Average weighted based on net rentable square feet.

CURRENT PORTFOLIO AND INVESTMENT PIPELINE


Seattle
Minneapolis
Milwaukee
Boston
New Haven-Stamford
New York City-Northern NJ
Pittsburgh
Philadelphia
Baltimore
Washington, DC
Denver
Kansas City
Louisville
Los Angeles
Raleigh
Knoxville
Charlotte
Columbia
Atlanta
Austin
New Orleans
Jacksonville
Houston
Orlando
Tampa
Miami

Development Markets
- Existing Markets
- Existing Markets & Pipeline
- Pipeline

Note: As of 3/31/2019.

BUSINESS MODEL PROVEN FROM ORIGINATION TO ACQUISITION




CUBESMART

JACKSONVILLE 1 | 1939 East West Pkwy Fleming Island, FL 32003

PROPERTY HIGHLIGHTS

- Multi-story, climate controlled facility totaling 59,848 NRSF
- Investment originated in September 2015; C/O achieved August 2016; JCAP acquired developer interest January 2018
- Located on East West Parkway, just west of Highway 17, in Fleming Island, FL
- Submarket average household income: $101,396
- ~$139,000 additional cash flow from owning property vs. interest income on 6.9% loan from acquisition date through March 31, 2019

KEY METRICS *($ in 000s)*	
Date Acquired	January 2018
JCAP Loan Balance Outstanding[1]	$5,966
JCAP Incremental Capital Investment[2]	$2,720
Total Cash Basis	$8,686
Initial Underwritten Stabilized NOI	$627
Most Recent NOI Annualized[3]	$541
NOI % of Stabilized Underwritten	86%
Underwritten Stabilization Date	August 2019
Months Remaining to Underwritten Stabilization Date	5

(1) Funded principal balance of the loan (net of unamortized origination fees) as of the date of acquisition. | **(2)** Represents cash consideration (inclusive of transaction costs), assumed liabilities, and net property working capital acquired, all as of the date of acquisition. | **(3)** Represents trailing three months annualized as of March 31, 2019.

JCAP NOW HAS 100% OWNERSHIP OF EIGHT ON-BALANCE SHEET SELF-STORAGE FACILITIES

SUMMARY & HIGHLIGHTS

- Development loans on the eight properties converted to equity
- ~7.5% to 8.5% average stabilized yield on JCAP Capital Investment[1]
- Recent acquisitions demonstrate JCAP's ability to execute long-term strategy to own developed assets at compelling yields

WHOLLY-OWNED PORTFOLIO SUMMARY

PROPERTY NAME	MSA	DATE OPENED	DATE ACQUIRED	NRSF[2]	CURRENT PHYSICAL OCCUPANCY[3]
Orlando 1,2	Orlando, FL	5/1/2016	8/9/2017	93,965	87.6%
Jacksonville 1	Jacksonville, FL	8/12/2016	1/10/2018	59,848	89.0%
Atlanta 2	Atlanta, GA	5/24/2016	2/2/2018	66,187	79.3%
Atlanta 1	Atlanta, GA	5/25/2016	2/2/2018	71,718	88.9%
Pittsburgh	Pittsburgh, PA	5/11/2017	2/20/2018	47,594	46.8%
Charlotte 1	Charlotte, NC	8/18/2016	8/31/2018	85,350	61.8%
New York City 1	New York, NY	9/29/2017	12/21/2018	105,272	62.5%
New Haven	New Haven, CT	12/16/2016	3/8/2019	64,225	70.3%
AVERAGE					73.7%



PITTSBURGH | 6400 Hamilton Ave Pittsburgh, PA 15206



ATLANTA 2 | 340 Franklin Road Gateway SE Marietta, GA 30067

(1) Stabilized yield represents projected stabilized NOI divided by JCAP Capital Investment. JCAP Capital Investment represents the sum of the funded principal balance of the loan (net of unamortized origination fees), cash consideration (inclusive of transaction costs), assumed liabilities, and net property working capital acquired, all as of the date of acquisition, and any capital costs spent after the date of acquisition. Net operating income (NOI) is a non-GAAP financial measure that excludes from operating income the impact of depreciation and general and administrative expense. Projected stabilized NOI represents NOI at an expected time in the future when operations at the facility have stabilized from lease-up occupancy and rental rates. | (2) The net rentable square feet ("NRSF") includes only climate controlled and non-climate controlled storage space. It does not include retail space, office space, non-covered RV space or parking spaces. | (3) Physical occupancy as of 5/26/19. Average weighted based on NRSF.



WEST DORAL |
590 NW 137th Ave Miami, FL 33182



BRICKELL |
1103 SW 3rd Ave Miami, FL 33130



COCONUT GROVE |
2434 SW 28th St Miami, FL 33133



PEMBROKE PINES |
18460 Pines Blvd Pembroke Pines, FL 33029


CUBESMART

DORAL |
4001 NW 77th Ave Miami, FL 33166

INVESTMENT SUMMARY & HIGHLIGHTS

- Bridge financing provided to take out existing construction debt and certain equity capital partners on a portfolio consisting of five newly built, Generation V facilities
- IRR consistent with development investments with discount for lack of construction risk and reduced lease-up risk and opportunity for long-term JCAP ownership
- ~$77 million immediate investment by JCAP with attractive economic terms similar to the Company's traditional development loans
- ~$6 million in interest and operating reserves to be funded during portfolio lease-up to bring total commitment to ~$83 million
    - Three properties at 6.9% cash interest
    - Two properties at 6.5% cash interest + 3.0% interest paid in kind ("PIK")[(1)]
    - 49.9% profits interest
    - 90% C/O LTV, 70% Stabilized LTV

PORTFOLIO SUMMARY

$ in 000s

PROPERTY NAME	SUBMARKET	LOCATION	DATE OPENED	CURRENT PHYSICAL OCCUPANCY[(2)]	NRSF	COMMITMENT AMOUNT
Miami 6	West Doral	Miami, FL	8/12/2016	83.4%	76,765	$13,370
Miami 4	Brickell	Miami, FL	10/9/2016	88.5%	74,685	20,201
Miami 8	Coconut Grove	Miami, FL	12/12/2016	86.5%	51,923	13,553
Miami 7	Pembroke Pines	Pembroke Pines, FL	3/26/2018	48.7%	86,640	18,462
Miami 5	Doral	Miami, FL	8/13/2018	28.5%	77,075	17,738
TOTAL						$83,324

(1) The two projects that were under construction at close will each also pay a $1 million preferred return to the developer after payment to JCAP of the PIK interest and before the 49.9% profits interest split. | (2) Physical occupancy as of 5/26/19.

JCAP CAPITAL SOURCES AND INVESTMENT USES

SUMMARY & HIGHLIGHTS

- $286 million total estimated cash investment remaining on existing and projected 2019 commitments
- Funding in place for all remaining cash investment on existing commitments and a portion of projected 2019 commitments comprised of cash on hand, capacity on the Company's secured credit line and bank term loan
- The Company has available $297 to $327 million from other potential capital sources to fund potential additional capital needs

ESTIMATED FUNDING PER YEAR ON EXISTING AND PROJECTED 2019 COMMITMENTS[3] ($ IN MILLIONS)


$200
$150
$100
$50
$-
$153
$105
$28
2019R
2020
Thereafter

SOURCES AND USES FOR INVESTMENT AS OF 3/31/2019 ($ IN MILLIONS)[1]

ESTIMATED CAPITAL TO BE USED IN INVESTING ACTIVITIES	
Contractual investment obligations:	
Development property investments	$209
Bridge investments	2
Total Committed Investments	**$211**
Remaining Prospective Investments per FY 2019 guidance	75
Total to Fund Investments	**$286**

ESTIMATED SOURCES OF CAPITAL	
Cash and cash equivalents as of March 31, 2019	$4
Identified secured debt on one wholly-owned property	8
Remaining credit facility capacity[2]	208
Remaining capital needs	66
Total Sources	**$286**

Other Potential Capital Sources	Potential Proceeds	Timing
Mortgage refi. / capital recycling	$50-70 million	2019
Potential sales of current investments	$10-20 million	2019
ATM availability	~$72 million	TBD
Potential exercise of accordion feature of credit facility	$165 million	TBD
Total	**$297-327 million**	

(1) Does not include financing spend or operating cash flow. | (2) Assumes increase in the availability under the Credit Facility. As of March 31, 2019, the Company had $118.0 million of total availability for borrowing under the Credit Facility ($91.0 million available after considering amounts outstanding), and can provide no assurances that it will be able to increase the availability to meet these expectations. | (3) 2019 projected capital commitments per the midpoint of the Company's 2019 guidance range.


CUBESMART


Life Storage
Life Storage


CUBESMART
self storage
FREE

JERNIGAN CAPITAL, INC
investorrelations@jernigancapital.com

6410 Poplar Ave, Suite 650
Memphis, TN 38119
www.jernigancapital.com

JERNIGAN Capital

APPENDIX

PORTFOLIO DETAIL

Current Portfolio

$ in 000s Date Acquired	Location (MSA)	Investment Type	Date Opened	JCAP Capital Investment [1]	Size (NRSF) [2]	Months Open [3]	% Physical Occupancy [3]
REIT Level Investments - as of 3/31/2019							
8/9/2017	Orlando 1/2	Wholly-Owned	5/1/2016	$12,047	93,965	37	87.6%
1/10/2018	Jacksonville 1	Wholly-Owned	8/12/2016	8,686	59,848	33	89.0%
2/2/2018	Atlanta 2	Wholly-Owned	5/24/2016	8,766	66,187	36	79.3%
2/2/2018	Atlanta 1	Wholly-Owned	5/25/2016	10,467	71,718	36	88.9%
2/20/2018	Pittsburgh	Wholly-Owned	5/11/2017	7,732	47,594	25	46.8%
8/31/2018	Charlotte 1	Wholly-Owned	8/18/2016	10,525	85,350	33	61.8%
12/21/2018	New York City 1	Wholly-Owned	9/29/2017	19,938	105,272	20	62.5%
3/8/2019	New Haven	Wholly-Owned	12/16/2016	9,511	64,225	29	70.3%
Subtotal Wholly-Owned Properties				**$87,672**	**594,159**	**31**	**73.7%**

Note: Represents portfolio as of 3/31/2019. | **(1)** JCAP Capital Investment represents the sum of the funded principal balance of the loan (net of unamortized origination fees), cash consideration (inclusive of transaction costs), assumed liabilities, and net property working capital acquired, all as of the date of acquisition, and any capital costs spent after the date of acquisition. | **(2)** The net rentable square feet ("NRSF") includes only climate controlled and non-climate controlled storage space. It does not include retail space, office space, non-covered RV space or parking spaces. | **(3)** Months open and physical occupancy as of 5/26/2019. Average physical occupancy weighted based on NRSF.

Current Portfolio

$ in 000s

Closing Date	Location (MSA)	Investment Type	Status [4]	Commitment	Funded Investment [1]	Remaining Unfunded Commitment	Fair Value
REIT Level Investments - as of 3/31/2019							
7/2/2015	Milwaukee [2]	Development	C/O achieved Oct. 2016	$7,650	$7,648	$2	$9,128
8/14/2015	Raleigh [2]	Development	C/O achieved Mar. 2018	8,792	8,689	103	8,236
10/27/2015	Austin [2]	Development	C/O achieved Mar. 2017	8,658	7,951	707	7,940
9/20/2016	Charlotte 2 [2]	Development	C/O achieved Aug. 2018	12,888	11,697	1,191	12,838
11/17/2016	Jacksonville 2 [2]	Development	C/O achieved Mar. 2018	7,530	7,279	251	9,397
1/18/2017	Atlanta 3 [3]	Development	C/O expected Q2 2019	14,115	9,498	4,617	10,549
1/31/2017	Atlanta 4 [2]	Development	C/O achieved Jul. 2018	13,678	13,185	493	15,632
2/24/2017	Orlando 3 [2]	Development	C/O achieved Jul. 2018	8,056	7,363	693	8,911
2/24/2017	New Orleans [2]	Development	C/O achieved Dec. 2018	12,549	10,918	1,631	12,709
2/27/2017	Atlanta 5 [2]	Development	C/O achieved Apr. 2019	17,492	15,640	1,852	18,345
3/1/2017	Fort Lauderdale [2]	Development	C/O expected Q2 2019	9,952	7,740	2,212	10,547
3/1/2017	Houston [3]	Development	C/O expected Q2 2019	14,825	13,400	1,425	16,176
4/14/2017	Louisville 1 [2]	Development	C/O achieved Aug. 2018	8,523	7,141	1,382	8,831
4/20/2017	Denver 1 [3]	Development	C/O expected Q2 2019	9,806	7,666	2,140	8,669
4/20/2017	Denver 2 [2]	Development	C/O achieved Jul. 2018	11,164	10,481	683	12,952
5/2/2017	Atlanta 6 [2]	Development	C/O achieved Oct. 2018	12,543	11,218	1,325	13,717
5/2/2017	Tampa 2 [3]	Development	C/O expected Q2 2019	8,091	6,684	1,407	7,540
5/19/2017	Tampa 3 [2]	Development	C/O achieved Nov. 2018	9,224	7,355	1,869	8,650
6/12/2017	Tampa 4 [2]	Development	C/O achieved Oct. 2018	10,266	9,000	1,266	11,767
6/19/2017	Baltimore 1 [2,5]	Development	C/O achieved Nov. 2018	10,775	9,461	1,593	11,105
6/28/2017	Knoxville [2]	Development	C/O achieved Nov. 2018	9,115	8,156	959	9,228
6/29/2017	Boston 1 [2,6]	Development	C/O achieved Aug. 2018	-	-	-	2,661
6/30/2017	New York City 2 [2,5]	Development	C/O achieved Dec. 2018	26,482	25,716	1,807	29,534
7/27/2017	Jacksonville 3 [2]	Development	C/O achieved Nov. 2018	8,096	6,978	1,118	8,598

Note: Represents portfolio as of 3/31/2019. | **(1)** Represents principal balance of loan gross of origination fees. The principal balance includes interest accrued on the investment. | **(2)** Construction at the facility was substantially complete and/or certificate of occupancy had been received as of 3/31/2019. | **(3)** Facility had achieved at least 40% construction completion but construction was not considered substantially complete as of 3/31/2019. | **(4)** Estimated C/O dates represent the Company's best estimate as of 3/31/2019, based on project specific information learned through underwriting and communications with respective developers. These dates are subject to change due to unexpected project delays/efficiencies. | **(5)** The funded amount of these investments include PIK interest accrued on our loan or interest accrued on our preferred equity investment, as applicable. These interest amounts are not included in the commitment amount for each investment. | **(6)** This loan was repaid in full through a refinancing negotiated by our partner. The investment represents our 49.9% Profits Interest which was retained during the transaction.

Current Portfolio

$ in 000s						Remaining Unfunded	
Closing Date	**Location (MSA)**	**Investment Type**	**Status** [4]	**Commitment**	**Funded Investment** [1]	**Commitment**	**Fair Value**
REIT Level Investments - as of 3/31/2019							
8/30/2017	Orlando 4 [2]	Development	C/O achieved Jan. 2019	$9,037	$7,114	$1,923	$8,732
9/14/2017	Los Angeles 1	Development	C/O expected Q3 2020	28,750	8,979	19,771	8,938
9/14/2017	Miami 1	Development	C/O expected Q1 2020	14,657	7,425	7,232	7,224
9/28/2017	Louisville 2 [2]	Development	C/O achieved Aug. 2018	9,940	8,914	1,026	11,131
10/12/2017	Miami 2 [5]	Development	C/O expected Q3 2020	9,459	1,367	8,141	1,144
10/30/2017	New York City 3 [5]	Development	C/O expected Q3 2020	14,701	5,276	9,587	4,911
11/16/2017	Miami 3 [5]	Development	C/O expected Q1 2020	20,168	4,725	15,604	4,267
11/21/2017	Minneapolis 1 [3]	Development	C/O expected Q4 2019	12,674	5,462	7,212	5,829
12/1/2017	Boston 2 [2]	Development	C/O achieved Mar. 2019	8,771	5,436	3,335	6,520
12/15/2017	New York City 4	Development	C/O expected Q1 2020	10,591	2,663	7,928	2,569
12/27/2017	Boston 3	Development	C/O expected Q2 2020	10,174	2,608	7,566	2,500
12/28/2017	New York City 5	Development	C/O expected Q4 2019	16,073	7,538	8,535	7,477
2/8/2018	Minneapolis 2 [2]	Development	C/O achieved Mar. 2019	10,543	8,456	2,087	9,615
3/30/2018	Philadelphia [3][5]	Development	C/O achieved Apr. 2019	14,338	10,598	3,908	10,829
4/6/2018	Minneapolis 3 [3]	Development	C/O expected Q4 2019	12,883	4,208	8,675	4,209
5/1/2018	Miami 9 [5]	Development	C/O expected Q2 2020	12,421	2,869	9,623	2,696
5/15/2018	Atlanta 7	Development	C/O expected Q1 2020	9,418	1,378	8,040	1,329
5/23/2018	Kansas City	Development	C/O expected Q4 2019	9,968	2,349	7,619	2,320
6/7/2018	Orlando 5	Development	C/O expected Q4 2019	12,969	2,533	10,436	2,478
6/12/2018	Los Angeles 2 [5]	Development	C/O expected Q4 2020	9,298	4,675	4,874	4,721
11/16/2018	Baltimore 2	Development	C/O expected Q2 2020	9,247	397	8,850	319
3/1/2019	New York City 6	Development	C/O expected Q4 2020	18,796	2,112	16,684	1,963
3/15/2019	Stamford [5]	Development	C/O expected Q1 2020	2,904	2,913	-	2,885
Subtotal Development				**$548,050**	**$340,859**	**$209,382**	**$388,266**

Note: Represents portfolio as of 3/31/2019. | **(1)** Represents principal balance of loan gross of origination fees. The principal balance includes interest accrued on the investment. | **(2)** Construction at the facility was substantially complete and/or certificate of occupancy had been received as of 3/31/2019. | **(3)** Facility had achieved at least 40% construction completion but construction was not considered substantially complete as of 3/31/2019. | **(4)** Estimated C/O dates represent the Company's best estimate as of 3/31/2019, based on project specific information learned through underwriting and communications with respective developers. These dates are subject to change due to unexpected project delays/efficiencies. | **(5)** The funded amount of these investments include PIK interest accrued on our loan or interest accrued on our preferred equity investment, as applicable. These interest amounts are not included in the commitment amount for each investment.

PORTFOLIO DETAIL – CONTINUED

Current Portfolio

Closing Date	Location (MSA)	Investment Type	Status [4]	Commitment	Funded Investment [1]	Remaining Unfunded Commitment	Fair Value
$ in 000s							
REIT Level Investments - as of 3/31/2019							
12/23/2015	Miami	Construction	C/O expected Q2 2019	17,733	17,733	-	17,733
Subtotal Construction				**$17,733**	**$17,733**	**$0**	**$17,733**
3/2/2018	Miami 4 [2]	Bridge	C/O achieved Oct. 2016	20,201	20,201	-	23,217
3/2/2018	Miami 5 [2,5]	Bridge	C/O achieved Aug. 2018	17,738	17,272	991	15,217
3/2/2018	Miami 6 [2]	Bridge	C/O achieved Aug. 2016	13,370	13,370	-	17,681
3/2/2018	Miami 7 [2,5]	Bridge	C/O achieved Mar. 2018	18,462	17,986	1,022	16,812
3/2/2018	Miami 8 [2]	Bridge	C/O achieved Dec. 2016	13,553	13,553	-	14,119
Subtotal Bridge				**$83,324**	**$82,382**	**$2,013**	**$87,046**
Total REIT Committed Investments - as of 3/31/2019				**$649,107**	**$440,974**	**$211,395**	**$493,045**
Total REIT Committed Investments + Wholly-Owned Properties - as of 3/31/2019				**$736,779**	**NA**	**NA**	**NA**

Note: Represents portfolio as of 3/31/2019. | **(1)** Represents principal balance of loan gross of origination fees. The principal balance includes interest accrued on the investment. | **(2)** Construction at the facility was substantially complete and/or certificate of occupancy had been received as of 3/31/2019. | **(3)** Facility had achieved at least 40% construction completion but construction was not considered substantially complete as of 3/31/2019. | **(4)** Estimated C/O dates represent the Company's best estimate as of 3/31/2019, based on project specific information learned through underwriting and communications with respective developers. These dates are subject to change due to unexpected project delays/efficiencies. | **(5)** The funded amount of these investments include PIK interest accrued on our loan or interest accrued on our preferred equity investment, as applicable. These interest amounts are not included in the commitment amount for each investment.

Current Portfolio

$ in 000s

Date Acquired	Location (MSA)	Investment Type	Date Opened	JCAP Capital Investment [1]	Size (NRSF) [2]	Months Open [3]	% Physical Occupancy [3]
Heitman Joint Venture							
1/28/2019	Jacksonville	Wholly-Owned	7/26/2017	$12,564	80,621	22	82.5%
1/28/2019	Atlanta 2	Wholly-Owned	9/14/2017	10,079	70,139	20	61.2%
1/28/2019	Denver	Wholly-Owned	12/14/2017	13,899	85,575	17	60.4%
1/28/2019	Atlanta 1	Wholly-Owned	4/12/2018	11,770	71,147	13	44.0%
Subtotal Heitman JV Wholly-Owned Properties				**$48,312**	**307,482**	**18**	**62.6%**

Closing Date	Location (MSA)	Investment Type	Status	Size	Funded Investment [4]	Remaining Unfunded Commitment	Fair Value
Heitman Joint Venture							
5/14/2015	Miami 1 [5]	Development	C/O achieved Feb. 2018	$13,867	$12,722	$1,145	$15,252
5/14/2015	Miami 2 [5]	Development	C/O achieved Oct. 2018	14,849	14,492	357	15,301
9/25/2015	Fort Lauderdale [5]	Development	C/O achieved Jul. 2018	13,230	12,826	404	17,292
4/15/2016	Washington DC [5]	Development	C/O achieved Sep. 2017	17,269	17,269	-	19,864
7/21/2016	New Jersey [5]	Development	C/O achieved Jan. 2019	7,828	6,465	1,363	7,587
9/28/2016	Columbia [5]	Development	C/O achieved Aug. 2017	9,199	9,020	179	9,695
12/22/2016	Raleigh [5]	Development	C/O achieved Jun. 2018	8,877	8,576	301	9,303
Subtotal Heitman JV Development				**$85,119**	**$81,370**	**$3,749**	**$94,294**
Total Heitman JV Committed Investments + Wholly-Owned Properties - as of 3/31/2019				**$133,431**	**NA**	**NA**	**NA**
Total REIT + Heitman JV Committed Investments + Wholly-Owned Properties - as of 3/31/2019				**$870,210**	**NA**	**NA**	**NA**
Recent REIT Level Investments - Closed 3/31/2019 - 5/26/2019							
4/18/2019	New York City 7	Development	C/O expected Q3 2020	23,462	NA	NA	NA
5/8/2019	New York City 8	Development	C/O expected Q3 2021	21,000	NA	NA	NA
Total Recent REIT Level Investments - Closed 3/31/2019 - 5/26/2019				**$44,462**	**NA**	**NA**	**NA**
Total REIT + Heitman JV Committed Investments + Wholly-Owned Properties as of 5/26/2019				**$914,672**	**NA**	**NA**	**NA**

Note: Represents portfolio as of 3/31/2019. | **(1)** JCAP Capital investment represents the sum of the funded principal balance of the loan (net of unamortized origination fees), cash consideration (inclusive of transaction costs), assumed liabilities, and net property working capital acquired, all as of the date of acquisition, and any capital costs spent after the date of acquisition. | **(2)** The net rentable square feet ("NRSF") includes only climate controlled and non-climate controlled storage space. It does not include retail space, office space, non-covered RV space or parking spaces. | **(3)** Months open and physical occupancy as of 5/26/2019. Average physical occupancy weighted based on NRSF. | **(4)** Represents principal balance of loan gross of origination fees. The principal balance includes interest accrued on the investment. | **(5)** Construction at the facility was substantially complete and/or certificate of occupancy had been received as of 3/31/2019.

JCAP IS AN EQUITY REIT, NOT A MORTGAGE REIT

- Equity REIT characteristics of JCAP investments
  - 49.9% equity interest in every transaction; emphasis on value creation vs. immediate cash flow
  - RoFR in every transaction + developer relationship = definitive bridge to property ownership
  - 24/7 access to operating information
  - 24/7 communication with developer partners

TYPICAL MORTGAGE REIT	JERNIGAN CAPITAL
▪ Higher corporate leverage, including leverage of junior debt	▪ Low corporate leverage
▪ No equity participation	▪ Equity participations that allow investors to participate in property appreciation
▪ Structured finance arbitrage rather than property focus	▪ Specific niche property focus led by team with decades of experience in self-storage
▪ Communication with borrowers only when problems or reporting of covenant compliance	▪ Rights of first refusal for purchase of all new development
	▪ Ongoing operations reporting and dialogue

HEITMAN CAPITAL MANAGEMENT JOINT VENTURE OVERVIEW

- On March 7, 2016, JCAP, through its operating company, entered into a limited liability company agreement to form a real estate venture ("JV") partnership with an investment vehicle of Heitman Capital Management for an initial total commitment by the parties of up to $122.2 million, which was later increased to $123.3 million.
- On January 28, 2019, the JV purchased 100% of the developers' interests in the LLCs that own the Atlanta 1, Jacksonville, Atlanta 2, and Denver development property investments for an acquisition price of $12.1 million. The SL1 Venture now wholly-owns the self-storage facilities underlying these investments.
- On February 27, 2019, the SL1 Venture closed on a $36.1 million term loan secured by these four properties. LIBOR on the full notional amount of the term debt was fixed with an interest rate swap effective 4/1/19 resulting in a total interest rate of 4.44%.

JV Partner	Heitman Capital Management LLC
Initial Investment Structure	90% Heitman / 10% JCAP
Current JV Commitment	$133 million (including capital investment in the four properties wholly-owned by the venture)
JCAP Fee Overview	A. Acquisition Fee: 1% on new equity investments above $41.9 million initial contribution B. Administrative Fee (Capped) C. Promote: (i) 90% / 10% split through 14% IRR (ii) 80% / 20% split through 17% IRR (iii) 70% / 30% split through 20% IRR (iv) 60% / 40% split after 20% IRR
Substantial Advantages of this Structure	Match funding, no dilution, favorable promote structure

HIGHLAND CAPITAL SERIES A PREFERRED OVERVIEW

- On July 27, 2016, JCAP entered into an agreement with NexPoint Advisors, L.P., an affiliate of Highland Capital Management, LP, to issue up to $125 million of Series A Preferred Stock

Investor	Funds managed by NexPoint Advisors, L.P.
Structure of the Investment	Series A Preferred Stock
Investment Size	Up to $125 million of equity capital through September 2018
Current Balance	$127.2 million as of March 31, 2019[(1)]
Investment Term	JCAP has the right to redeem Series A Preferred Stock after August 1, 2021
Cost of Capital	7% cash dividend and Payment in Kind ("PIK") dividend (common or additional Series A Preferred Stock, at investor's election) up to 25% of incremental increase in book value; total return limited to 14% IRR In January 2018, executed amendment to the agreement which has the effect of leveling out the PIK dividend through the second quarter of 2021
Substantial Advantages of this Structure	Match funding, limited dilution, alignment of interests

(1) Includes additional Series A Preferred Stock issued as PIK dividend payment, as elected by Highland.

SERIES B PREFERRED STOCK OVERVIEW

- On January 26, 2018, JCAP issued $37.5 million of Series B cumulative redeemable perpetual preferred stock ("Series B Preferred Stock") through a public offering
- On March 29, 2018, JCAP entered into a Distribution Agreement among JCAP, the Operating Company and B. Riley FBR, Inc., as sales agent, pursuant to which it may offer, from time to time, up to $45 million of Series B Preferred Stock

NYSE Symbol	JCAP-PB
Structure of the Investment	Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share with a liquidation preference of $25.00 per share
Current Investment Size	$39.3 million or 1,571,734 shares as of March 31, 2019
Investment Term	JCAP has the right to redeem Series B Preferred Stock on or after January 26, 2023
Cost of Capital	7% cash dividend
Use of Proceeds	Fund existing or future investments in the Company's development portfolio and operating property loan portfolio, including the Miami portfolio investment, and for general corporate purposes

CREDIT FACILITY OVERVIEW

- In December 2018, JCAP entered into an amended and restated senior secured revolving credit facility of up to $235 million with a syndicate of banks led by KeyBank National Association, Raymond James Bank, N.A., and BMO Harris Bank N.A.

Lead Lenders / Arrangers	KeyBank Capital Markets, Inc., Raymond James Bank, N.A. and BMO Harris Bank N.A.
Structure of the Investment	Senior secured revolving credit facility
Current Balance	As of March 31, 2019, the Company had $27 million outstanding on the credit facility.
Term	Three years, expiring December 28, 2021 with two one-year extension options to December 28, 2023
Capacity	Up to $235 million debt capital, expandable up to $400 million with accordion feature, upon satisfaction of certain conditions. As of March 31, 2019, the Company had $118 million of total availability (before considering any amounts outstanding), and, based on expected C/Os, anticipates its borrowing base to increase over the balance of 2019.
Cost of Capital	Interest at rates between 225 and 325 basis points over 30-day LIBOR
Primary Amendments to Original Facility	Expanded facility by $135 million, increased accordion by $65 million, extended maturity by 3 ½ years (including extension options), lowered pricing by 50bps, and added a third tranche to the borrowing base for non-stabilized wholly-owned real estate

TERM LOANS OVERVIEW

- On August 17, 2018, certain wholly-owned subsidiaries of JCAP entered into loan agreements with FirstBank providing three term loans in the aggregate principal amount of $24.9 million. These term loans are secured by first mortgages on three of the Company's wholly-owned self-storage facilities
- On January 18, 2019, a wholly-owned subsidiary of JCAP entered into a loan agreement with FirstBank providing a term loan with a principal amount of $9.2 million secured by one of the Company's wholly-owned self-storage facilities.

Lender	FirstBank
Structure of the Investment	Secured by first mortgages on four of JCAP's wholly-owned self-storage facilities
Investment Size	$34.1 million
Term	Three years – August 2021 maturity date
Cost of Capital	Interest at floating variable rate of one-month LIBOR plus 225 basis points, which resets monthly
Substantial Advantages of this Structure	Match funding, no dilution, lower-cost capital